UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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MAIDEN HOLDINGS, LTD.
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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2020
Dear Shareholder:
You are cordially invited to attend the 2020 Annual General Meeting of Shareholders (the “Annual General Meeting” or the “Meeting”) of Maiden Holdings, Ltd. (the “Company”), which will be held on Tuesday, August 4, 2020, commencing at 9:00 a.m. (Eastern Daylight Time), as a virtual meeting via webcast which can be accessed directly at https://shareholder.maiden.bm, for (a) holders of common shares, par value $0.01 (“Common Shares”) and (b) voting as a single class, holders of the 8.25% Non-Cumulative Preference Shares Series A, 7.125% Non-Cumulative Preference Shares Series C and 6.7% Non-Cumulative Preference Shares Series D (all three series of preference shares are cumulatively referred to in this Proxy as the “Preference Shares”).
The purposes of this year's Meeting are:
Common Shares
1.The election of the nine directors of the Company named in the accompanying Proxy Statement to serve until the 2021 Annual General Meeting;
2.To vote on a non-binding advisory resolution to approve the compensation of certain of our executive officers disclosed in this Proxy Statement; and
3.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.
Our Board of Directors unanimously recommends that you vote “FOR” the nominees in Proposal 1; and "FOR" Proposals 2 and 3.
Preference Shares
1.    The election of the two directors of the Company named in the accompanying Proxy Statement to serve until the earlier of (i) the 2021 Annual General Meeting, (ii) if and when dividends have been paid (or declared and a sum sufficient for payment thereof set aside) for at least four consecutive dividend periods for the Preference Shares, or (iii) the full redemption of the Preference Shares.
Holders of record of Common Shares and Preference Shares at the close of business on June 15, 2020, the date fixed by our Board of Directors as the record date for the Meeting, are entitled to notice of and to vote on any matters that properly come before the Annual General Meeting and on any adjournment or postponement thereof. Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Meeting because no votes will be accepted during the virtual meeting. On behalf of the officers, directors and employees of the Company, I would like to express our appreciation for your continued support.

By Order of the Board of Directors,

Lawrence F. Metz President and Co-Chief Executive Officer
Hamilton, Bermuda
July 6, 2020

YOU ARE URGED TO VOTE BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.
Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting To Be Held on August 4, 2020:
The Proxy Statement and Annual Report to security holders are available at www.astproxyportal.com/ast/15472

PROXY STATEMENT
General Information
This Proxy Statement and the accompanying form of proxy are furnished to you and other shareholders of Maiden Holdings, Ltd. (“Maiden Holdings,” “Company,” “our,” “us,” or “we”) on behalf of our board of directors (the “Board of Directors”) for use at the 2020 Annual General Meeting to be held as a virtual meeting via webcast which can be accessed directly at https://shareholder.maiden.bm on Tuesday, August 4, 2020, at 9:00 a.m. (Eastern Daylight Time) and any adjournment or postponement thereof. Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of its shareholders, employees and directors, as well as their families and communities, the decision was made to conduct a virtual meeting via webcast.  While shareholders will not have an opportunity to attend the 2020 Annual General Meeting in person, all shareholders are entitled and encouraged to attend the virtual 2020 Annual General Meeting.  Due to the change in format, only the formal business of the 2020 Annual General Meeting will be conducted.
All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.
This Proxy Statement, together with the accompanying proxy card, was first mailed to shareholders entitled to vote at the Annual General Meeting on or about July 6, 2020.
Matters to Be Voted Upon
As of June 15, 2020, the only business we expect to be presented at the Annual General Meeting is:
Common Shares
1.Election of the nine directors of Maiden Holdings named in the accompanying Proxy Statement to serve until the 2021 Annual General Meeting;
2.To vote on a non-binding advisory resolution to approve the compensation of certain of our executive officers disclosed in this Proxy Statement; and
3.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.
Preference Shares
1.    The election of the two directors of the Company named in the accompanying Proxy Statement to serve until the earlier of (i) the 2021 Annual General Meeting, (ii) if and when dividends have been paid (or declared and a sum sufficient for payment thereof set aside) for at least four consecutive dividend periods for the Preference Shares, or (iii) the full redemption of the Preference Shares.
Record Date
The Board has fixed the close of business on June 15, 2020 as the record date for determining the holders of Common Shares and Preference Shares entitled to notice of and to vote on the applicable matters to be voted upon by such holders of Common Shares and Preference Shares, as applicable, for the Annual General Meeting. Voting closes at 5:00 p.m. (Eastern Daylight Time) on August 3, 2020.
Outstanding Voting Securities
As of the record date, there were 86,044,431 outstanding Common Shares entitled to one vote per share on the three items referenced above under "Common Shares", and 18,600,000 outstanding Preference Shares entitled to one vote per share on the one item referenced above under "Preference Shares".
Voting
Only holders of record of Common Shares and Preference Shares at the close of business on June 15, 2020 are entitled to vote at the Annual General Meeting or at any adjournment or postponement of the Meeting. Each Common Share that you own entitles you to one vote on the matters which are to be voted upon by holders of Common Shares. Each Preference Share that you own entitles you to one vote on the matter of the election of two directors to be voted upon only by holders of Preference Shares.

If I am a shareholder of record, how do I vote?
If you are a shareholder of record, you may vote by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Annual General Meeting in the manner you directed.
If I am a beneficial owner of Common Shares held in street name, how do I vote?
If you are the beneficial owner of Common Shares held in street name, you will receive instructions from your bank or broker that must be followed for such bank or broker to vote your shares per your instructions. Your bank or broker will not have discretion to vote uninstructed shares on Proposals 1 and 2. Thus, if you hold your shares in street name and do not instruct your bank or broker how to vote on Proposals 1 and 2, no votes will be cast on your behalf with respect to such matter (a “broker non-vote”). Your bank or broker will, however, have discretion to vote uninstructed shares on the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year. Please ensure that you complete the voting instruction card sent by your bank or broker. If your Preference Shares are held in street name and you wish to cast your vote yourself at the Annual General Meeting, you must obtain a proxy issued in your name from your bank or broker and submit your vote prior to the Meeting.
May I change my vote?
All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised at the option of the persons submitting them by giving written notice to the Corporate Secretary, Maiden Holdings, Ltd., Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, by submitting a later-dated proxy by mail. If your shares are held in a brokerage account, you must make arrangements with your broker or bank to revoke your proxy.
What constitutes a quorum of Common Shares?
Two or more persons present by proxy in excess of 50% of the total issued voting Common Shares of the Company will constitute a quorum for the transaction of business at the Annual General Meeting. Shareholder abstentions and broker non-votes will be included in the number of shareholders present at the Annual General Meeting for the purpose of determining the presence of a quorum.
What constitutes a quorum of Preference Shares?
Two or more persons present by proxy in excess of 50% of the total issued voting Preference Shares of the Company will constitute a quorum for the transaction of business at the Annual General Meeting. Shareholder abstentions and broker non-votes will be included in the number of shareholders present at the Annual General Meeting for the purpose of determining the presence of a quorum.
What if a quorum of Common Shares is not represented at the Annual General Meeting?
If within 30 minutes from the time appointed for the Meeting a quorum of Common Shares is not present, the Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Corporate Secretary may determine. Unless the Meeting is adjourned to a specific date, place and time announced at the Meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned Meeting shall be given to each shareholder entitled to attend and vote thereat.
What if a quorum of Preference Shares is not represented at the Annual General Meeting?
If within 30 minutes from the time appointed for the Meeting a quorum of Preference Shares is not present, the Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Corporate Secretary may determine. Unless the Meeting is adjourned to a specific date, place and time announced at the Meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned Meeting shall be given to each shareholder entitled to attend and vote thereat.
How many votes are required to approve a proposal?
Under our bye-laws, any question proposed for the consideration of the shareholders at any general meeting shall be decided by the affirmative votes of a majority of the votes cast “For” or “Against” the proposal by (i) the holders of the Common Shares of the Company for matters to be voted upon by holders of record of Common Shares, or (ii) the holders of Preference Shares of the Company for the matter voted upon by holders of record of Preference Shares.
How will my shares be voted and how are votes counted?
All Common Shares represented by properly executed proxies received pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified on the proxy:
Election of directors
In voting by proxy with regard to the election of directors, shareholders may vote in favor of each nominee or withhold their votes as to each nominee. Should any nominee become unable to accept nomination or election, the proxy holders named in the proxy card will vote for the election of such other person as a director as the present directors may recommend in the place of such nominee. Abstentions and broker non-votes will have no effect on the election of directors.

Advisory Vote on Executive Compensation
The number of affirmative votes validly cast in favor of the proposal to approve the compensation of our named executive officers must exceed the number of votes cast against the proposal in order to approve, on an advisory basis, the proposal, although such vote will not be binding on us. Abstentions and broker non-votes will have no effect on this proposal.
Ratification of Auditors
With regard to the ratification of the appointment of the independent auditors, shareholders may vote in favor of the proposal, may vote against the proposal or may abstain from voting.
Shareholders should specify their choices on the enclosed proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by a properly submitted proxy will be voted:

1.	“FOR” the election of the nine directors of Maiden Holdings to serve until the 2021 Annual General Meeting;

2.	"FOR" the approval, on an advisory basis, of executive compensation; and

3.	“FOR” the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.
All Preference Shares represented by properly executed proxies received pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified on the proxy:
Election of directors
In voting by proxy with regard to the election of directors, holders of Preference Shares may vote in favor of each nominee or withhold their votes as to each nominee. Should any nominee become unable to accept nomination or election, the proxy holders named in the proxy card will vote for the election of such other person as a director as the present directors may recommend in the place of such nominee. Abstentions and broker non-votes will have no effect on the election of directors.
In connection with any other business that may properly come before the Annual General Meeting, all properly executed proxies delivered pursuant to this solicitation and not revoked will be voted for you in the discretion of the proxy holders named in the proxy card.
A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by giving written notice of revocation to our Corporate Secretary by submitting a proxy bearing a later date. If your shares are held in a brokerage account, you must make arrangements with your broker or bank to revoke your proxy.
May I see a list of shareholders entitled to vote as of the record date?
A list of registered common shareholders as of the close of business on June 15, 2020 will be available for examination by any common shareholder during normal business hours through August 3, 2020, at the principal executive offices of the Company, at Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.
A list of registered preference shareholders as of the close of business on June 15, 2020 will be available for examination by any preference shareholder during normal business hours through August 3, 2020, at the principal executive offices of the Company, at Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of our common shares by each person or group known by us to own more than 5% of our common shares. Ownership percentages are based on 86,044,431 common shares outstanding as of June 15, 2020. We refer to Barry Zyskind, Michael Karfunkel and George Karfunkel as our “Founding Shareholders” in this Proxy Statement. Michael Karfunkel passed away on April 27, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Barry D. Zyskind, c/o Maiden Holdings, Ltd. Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM08, Bermuda	6,374,292	(1)	7.4%
Leah Karfunkel c/o Maiden Holdings, Ltd. Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM08, Bermuda	6,792,600	(2)	7.9%
683 Capital Partners, LP 3 Columbus Circle, Suite 2205, New York, NY 10019	7,876,964	(3)	9.2%
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road, Austin, TX 78746	5,412,423	(4)	6.3%
Catalina Holdings (Bermuda) Ltd. Cumberland House, 1 Victoria Street, 7th Floor, Hamilton HM11, Bermuda	4,696,526	(5)	5.5%
Talkot Capital, LLC 30 Liberty Ship Way, Suite 3110, Sausalito, CA 94965	7,715,816	(6)	9.0%
Phillips Ray Capital Management, Inc. (“PRCM”), 3707 Camp Bowie Blvd., Suite 250, Fort Worth, TX 76107	6,006,044	(7)	7.0%

(1)
Based on Amendment No. 3 to Schedule 13D filed with the SEC on April 4, 2019, and Form 4 filed with the SEC on March 31, 2017. Mr. Zyskind holds 220,000 of these common shares as a custodian for his children under the Uniform Transfers to Minors Act.

(2)
Based on Amendment No. 6 to Schedule 13D of Leah Karfunkel filed with the SEC on June 23, 2016, Leah Karfunkel beneficially owns 5,500,470 common shares held indirectly as a trustee of the Michael Karfunkel 2005 Family Trust. Leah Karfunkel is the wife of Michael Karfunkel. Leah Karfunkel disclaims beneficial ownership of these shares held by the HOD Foundation, a charitable foundation.

(3)
Based on Amendment No. 1 to Schedule 13D filed with the SEC on June 28, 2020; 683 Capital Partners, LP (“683 Capital”) jointly filed with three other Reporting Persons: 683 Capital GP, LLC (“683 GP” the General Partner of 683 Capital), 683 Capital Management, LLC (“683 Management” the investment manager of 683 GP) and Ari Zweiman, the managing member of 683 GP and 683 Management.

(4)	Based on Amendment No. 6 to Schedule 13G filed with the SEC on February 12, 2020.

(5)	Based on Amendment No. 3 to Schedule 13D filed with the SEC on June 22, 2020.

(6)
Based on Amendment No. 3 to Schedule 13G filed with the SEC on December 31, 2019; Talkot Capital, LLC, as investment adviser, filed on behalf of three other Reporting Persons: Talkot Fund, L.P., Talkot Capital, LLC 401(k) PSP and Thomas B. Akin.

(7)	Based on Schedule 13G filed with the SEC on February 7, 2020; PRCM jointly filed with two other Reporting Persons: Brian Michael Phillips and Paul Richard Ray III.

SECURITY OWNERSHIP OF MANAGEMENT
Set forth below is information concerning the beneficial ownership of our common shares by each director, by our executive officers named in the Summary Compensation Table below and by all our directors and executive officers as a group as of June 15, 2020. For purposes of the table below, the amounts and percentage of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Also, options which are currently exercisable or exercisable within 60 days of June 15, 2020 are considered outstanding and beneficially owned by the person holding the options for the purposes of computing beneficial ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner**	Amount & Nature of Beneficial Ownership		Percent of Class(1)
Barry D. Zyskind	6,374,292	(2)	7.4%
Holly L. Blanchard	54,166	(3)	*
Simcha G. Lyons	156,336	(4)	*
Raymond M. Neff	568,666	(5)	*
Yehuda L. Neuberger	367,166	(6)	*
Steven H. Nigro	139,000	(7)	*
Keith A. Thomas	100,000	(8)	*
Lawrence F. Metz	1,199,416	(9)	1.4%
Patrick J. Haveron	1,584,798	(10)	1.8%
William T. Jarman	156,175	(11)	*
All executive officers and directors as a group (10 persons)	10,700,015		12.4%

*	Less than one percent.

**	The address of each beneficial owner listed in the table is c/o Maiden Holdings, Ltd., Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

(1)	Based on 86,044,431 common shares outstanding at June 15, 2020 plus shares that the beneficial owner has the right to acquire within 60 days of June 15, 2020 upon exercise of share options.

(2)	Mr. Zyskind holds 220,000 of these common shares as a custodian for his children under the Uniform Transfers to Minors Act.

(3)
The amount shown above includes 54,166 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Ms. Blanchard has the ability to vote, but is restricted from transferring until the vesting date.

(4)
The amount shown above includes vested options to acquire 24,000 common shares granted on June 1, 2013, June 1, 2014, June 1, 2015 and June 1, 2016. The amount shown above also includes 54,166 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Mr. Lyons has the ability to vote, but is restricted from transferring until the vesting date.

(5)
The amount shown above includes vested options to acquire 36,000 common shares granted on June 1, 2011, June 1, 2012, June 1, 2013, June 1, 2014, June 1, 2015 and June 1, 2016. The amount shown above also includes 54,166 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Mr. Neff has the ability to vote, but is restricted from transferring until the vesting date.

(6)
The amount shown above includes vested options to acquire 36,000 common shares granted on June 1, 2011, June 1, 2012, June 1, 2013, June 1, 2014, June 1, 2015 and June 1, 2016. The amount shown above also includes 54,166 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Mr. Neuberger has the ability to vote, but is restricted from transferring until the vesting date.

(7)
The amount shown above includes vested options to acquire 18,000 common shares granted on June 1, 2014, June 1, 2015 and June 1, 2016. The amount shown above also includes 62,500 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Mr. Nigro has the ability to vote, but is restricted from transferring until the vesting date.

(8)
The amount shown above includes 54,166 restricted shares that were issued on June 1, 2020 that will fully vest on June 1, 2021, which Mr. Thomas has the ability to vote, but is restricted from transferring until the vesting date.

(9)
The amount shown above includes 90,090 restricted shares vesting one half on the anniversary of the grant date on August 8, 2020 and August 8, 2021, respectively, and includes 322,581 restricted shares vesting on March 20, 2021, which Mr. Metz has the ability to vote, but is restricted from transferring until their respective vesting dates.

(10)
The amount shown above includes 111,836 restricted shares vesting one half on the anniversary of the grant date on November 6, 2020 and November 6, 2021, respectively, and includes 483,871 restricted shares vesting on March 20, 2021, which Mr. Haveron has the ability to vote, but is restricted from transferring until their respective vesting dates.

(11)
The amount shown above includes vested options to acquire 7,500 common shares granted to Mr. Jarman on February 22, 2012.  The amount shown above also includes 119,147 restricted shares that were issued on May 21, 2020 that will fully vest on March 31, 2022, which Mr. Jarman has the ability to vote, but is restricted from transferring until the vesting date.

PROPOSAL 1:

ELECTION OF DIRECTORS
Our Board of Directors currently consists of nine directors (the "Common Directors"). These nine Common Directors plus an additional two newly nominated Preference Directors (as described below) will be elected at the Annual General Meeting, each to serve until the 2021 Annual General Meeting of Shareholders and until the election or appointment and qualification of his or her successor, or until his or her earlier death, resignation or removal; provided that with respect to the Preference Directors, they shall serve until the earlier of (i) the 2021 Annual General Meeting of Shareholders, (ii) if and when dividends have been paid (or declared and a sum sufficient for payment thereof set aside) for at least four consecutive dividend periods for the Preference Shares, or (iii) the full redemption of the Preference Shares.
Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has unanimously nominated as Common Directors: Mr. Barry D. Zyskind, Ms. Holly L. Blanchard and Messrs. Patrick J. Haveron, Simcha G. Lyons, Lawrence F. Metz, Raymond M. Neff, Yehuda L. Neuberger, Steven H. Nigro and Keith A. Thomas for election at the Annual General Meeting. Proxies for holders of Common Shares cannot be voted for more than nine director nominees, and proxies for holders of Preference Shares cannot be voted for more than two director nominees.
Information about the Common Director Nominees
Each of the nine Common Director nominees is standing for re-election to the Board of Directors. Unless you otherwise indicate, proxies that we receive will be voted in favor of the election of the director nominees. The Board of Directors does not contemplate that any of the nominees will be unable to stand for election, but if any nominee becomes unable to serve or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee as our Board of Directors may recommend.
Barry D. Zyskind, 48, has served as non-executive Chairman of our Board of Directors since June 2007 and is a Founding Shareholder of the Company. Since 1998, Mr. Zyskind has served as Chief Executive Officer and Director of AmTrust Financial Services, Inc. (“AmTrust”), a multinational property and casualty insurer specializing in commercial lines coverage for small to mid-size businesses, and Chairman since 2016. Prior to joining AmTrust, Mr. Zyskind was an investment banker at Janney Montgomery Scott LLC in New York. Mr. Zyskind holds an M.B.A. from New York University's Stern School of Business. Mr. Zyskind is the son-in-law of Leah Karfunkel, who is a major shareholder of the Company and serves on the board of directors of AmTrust and National General Holding Corporation (“NGHC”), a holding company of the former GMAC Insurance personal lines companies. Mr. Zyskind has been a director of NGHC since 2013.
In selecting Mr. Zyskind as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Zyskind's outside board service and business activities, including his significant executive experience in international business operations, his finance, strategic planning and information technology expertise and his knowledge of the insurance industry.
Holly L. Blanchard, 45, has been a member of our Board of Directors since December 2019, and she currently serves as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Blanchard is the President and Managing Member of Regulatory Insurance Advisors, LLC, a consulting firm specializing in insurance regulatory matters and enterprise risk management that she formed in January 2016. Ms. Blanchard has over 20 years of insurance experience including extensive market conduct, Affordable Care Act ("ACA"), and regulatory expertise. Ms. Blanchard previously served as Life and Health Administrator for the Nebraska Department of Insurance ("Department") overseeing the Department’s product and rate operations, including the Department’s implementation of the ACA.  Ms. Blanchard also served as the Department’s Market Conduct Examiner in Charge. Ms. Blanchard holds a B.S. in Speech Pathology from the University of Nebraska-Lincoln, a B.A. in Business Administration from Nebraska Wesleyan University and a certificate in Executive Leadership from Cornell University. Ms. Blanchard holds several industry designations, is a Past-President and current member of the Board of Directors for the Insurance Regulatory Examiners Society, and a past Board of Directors member for the Association of Insurance Compliance Professionals. Ms. Blanchard also serves on the Board of Directors and Audit Committee for American Life and Securities Corp. and is on the Leadership Counsel for the National Small Business Association. Ms. Blanchard also is active in multiple committees and sub-committees of the National Association of Insurance Commissioners and she presents at National Trade Organization conferences frequently as a subject matter expert in varied insurance topics.
In selecting Ms. Blanchard as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Ms. Blanchard's extensive insurance regulatory experience and expertise as well as her outside board service and business activities.
Patrick J. Haveron, 58, has been a member of our Board of Directors since December 2019, has served as Co-Chief Executive Officer and Chief Financial Officer since May 2020, served as Chief Financial Officer and Chief Operating Officer of the Company from September 2018 to May 2020, and has served as President of our wholly owned subsidiary Maiden Reinsurance Ltd. since February 2014. Mr. Haveron served as Executive Vice President from November 2009 to May 2020. Mr. Haveron is also a director of several of our wholly owned subsidiaries. From 2004 to 2009, Mr. Haveron was President and Chief Executive Officer of Preserver Group, Inc., a publicly-traded property and casualty insurer, after having served in a variety of financial and executive leadership roles since 1988. Mr. Haveron was also Senior Vice President and Chief Operating Officer of Tower Group, Inc., a publicly-traded property and casualty insurer, from 2007 to 2009 after its acquisition of Preserver in 2007. Mr. Haveron has previously served on the board of governors of the Property Casualty Insurers Association of America, and holds a B.S. from the University of Scranton.

In selecting Mr. Haveron as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Haveron’s leadership role as the Company’s co-chief executive officer and chief financial officer, his being a significant stakeholder developing and implementing the forward strategy and success of the Company, and his past directorship experience in both public and private companies in our industry.
Simcha G. Lyons, 73, has been a member of our Board of Directors since June 2007, and he currently serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Since 2005, Mr. Lyons has served as a senior advisor to The Ashcroft Group, LLC of Washington, D.C., a strategic consulting firm that was founded by the former Attorney General of the United States, John Ashcroft. Mr. Lyons also serves as a Senior Advisor to the Ashcroft Law Firm and as a Senior Advisor to Banner Public Affairs, a political lobbying/consulting company in Washington DC. Since 2017, Mr. Lyons has served on the Board of Directors of Better Air Ltd., an Australian biotechnology company. Mr. Lyons is also the Founder and President of the John C. Danforth Society. Mr. Lyons previously served by appointment of the President of the United States on the United States Holocaust Memorial Council. In addition, Mr. Lyons has been the chairman of Lyons Global Insurance Services, LLC since 2009. Since 2003, he has also served as chairman of Lyons Global Advisors Ltd., a political consulting firm. Prior to 2002, Mr. Lyons was Vice-Chairman of Raskas Foods of St. Louis, Missouri.
In selecting Mr. Lyons as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Lyons' outside business activities, including his extensive understanding of governmental and legal affairs and significant executive and finance experience.
Lawrence F. Metz, 47, has been a member of our Board of Directors since December 2019, and has served as President and Co-Chief Executive Officer of the Company since September 2018. He previously served as Executive Vice President, General Counsel and Secretary from February 2016 to August 2018, and as Senior Vice President, General Counsel and Secretary from June 2009 to February 2016. Mr. Metz serves as chairman of our wholly owned subsidiary, Maiden Reinsurance Ltd. and is also chairman or a director of several of our wholly owned subsidiaries. From 2007 to 2009, Mr. Metz served as Vice President, General Counsel - US Operations and Assistant Secretary of AmTrust. From 2004 to 2007, Mr. Metz served as Vice President, General Counsel and Secretary of a publicly-traded provider of information management and business process optimization solutions. Mr. Metz holds a B.S. from the University of Wisconsin - Madison and a J.D. from Fordham University School of Law. Mr. Metz serves on the Board of Overseers of the RAND Institute for Civil Justice, and formerly served as the Chair and Vice Chair of the Legal Subcommittee of the Legal and Government Affairs Committee of the Property Casualty Insurers Association of America, and also formerly served on the Board of Advisors of the RAND Center for Corporate Ethics and Governance.
In selecting Mr. Metz as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Metz’s leadership role as the Company’s co-chief executive officer, his being a significant stakeholder developing and implementing the forward strategy and success of the Company, and his more than fifteen years of experience in executive management at public companies.
Raymond M. Neff, 78, has been a member of our Board of Directors since June 2007, and he currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee. He is also chairman of Sabal Palm Bank since 2007, chairman and CEO of Beacon Aviation Insurance Services since 2010, and on the board of directors of the not-for-profit Sarasota Gulf Coast CEO Forum. Since 1999, Mr. Neff has served as President of Neff & Associates, Inc. and Insurance Home Office Services, LLC. He previously worked at the FCCI Insurance Group from 1986 to 1999, most recently as President and Chief Executive Officer from 1987 to 1999. He was previously Chairman of the Board of the Florida Workers' Compensation Joint Underwriting Association. Mr. Neff has held various positions at the Department of Labor and Employment Security and the Department of Insurance for the State of Florida. Mr. Neff previously worked at an insurance consulting group, a multi-line insurance agency and the Department of Insurance for the State of Michigan. Mr. Neff holds a B.S. in Mathematics and Accounting from Central Michigan University and an M.A. in Actuarial Science from the University of Michigan. Mr. Neff is a Member of the American Academy of Actuaries and an Associate of the Society of Actuaries.
In selecting Mr. Neff as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Neff's deep understanding of the insurance industry, as well as his business activities and significant executive and finance experience.
Yehuda L. Neuberger, 43, has been a member of our Board of Directors since January 2008. Mr. Neuberger is a private equity investor, investing across a broad spectrum of companies. Mr. Neuberger also serves in a leadership and board capacity with numerous, large not-for-profit organizations. Between December 2001 and December 2013, Mr. Neuberger held various senior leadership positions (including Executive Vice President and Director) at American Stock Transfer & Trust Company, LLC. Prior to joining American Stock Transfer, Mr. Neuberger practiced as an attorney with the law firm of Weil, Gotshal & Manges. Mr. Neuberger holds a B.S. from Johns Hopkins University and a J.D. from Harvard Law School. Mr. Neuberger is the son-in-law of George Karfunkel, who is a Founding Shareholder of the Company, as well as a major shareholder and a director of AmTrust.
In selecting Mr. Neuberger as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Neuberger's business activities and significant executive and finance knowledge. In addition, our Nominating and Corporate Governance Committee and Board of Directors values Mr. Neuberger's extensive experience as a lawyer and as a director of other companies.
Steven H. Nigro, 60, has been a member of our Board of Directors since July 2007, as our Lead Independent Director since November 2016, our Vice Chairman since August 2018, and currently serves as Chairman of the Compensation Committee and as a member of the Audit Committee. Mr. Nigro has over 35 years of experience in financial services and specializes in mergers and acquisitions and capital raising for the insurance industry. In September 2012, Mr. Nigro became the Managing Partner of TAG Financial Institutions Group, LLC, an investment and merchant bank focusing on the financial services industry with specific concentration in the insurance industry. From 2011 to 2012, he was the Managing Director and Head of the Financial Services practice at Allegiance Capital Corporation. In 2005, Mr. Nigro co-founded Pfife Hudson Group, an investment bank specializing in the insurance industry and previously served as a Managing Director at Rhodes Financial Group, LLC and Hales & Company,

both financial advisory firms catering exclusively to the insurance industry. From 1994 to 1998, he was Chief Financial Officer and Treasurer and a Director of Tower Group, Inc., an insurance holding company where he was responsible for financial and regulatory management, strategic planning and corporate finance. Mr. Nigro served as a Director of Clear Blue Financial Holdings, LLC from October 2015 through September 2016. Mr. Nigro began his career with Arthur Young and Co. and is a Certified Public Accountant in New York. Mr. Nigro graduated from the University at Albany with a major in Accounting and minor in Economics.
In selecting Mr. Nigro as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Nigro's extensive experience in the finance sector and his deep understanding of the insurance industry. Mr. Nigro's experience as a certified public accountant and an investment banker specializing in the insurance industry is valuable to our Nominating and Corporate Governance Committee and Board of Directors.
Keith A. Thomas, 62, has been a member of our Board of Directors since December 2019, and he currently serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Thomas has over 35 years of experience in capital markets, asset management and alternative investment sales. Since 2017, Mr. Thomas has been a principal at Blueprint Capital Advisors, a partner to sophisticated institutional investors in hedge fund and other alternative strategies. Since 2006, Mr. Thomas has served as a senior executive for marketing and business development at a number of institutional funds, including EIM Management (USA) Inc., a provider of hedge fund solutions for institutional investors, Muirfield Capital Management, a fund of hedge funds started by key executives from Donaldson, Lufkin & Jenrette Inc., and as an advisor to a number of emerging managers.  Previously, Mr. Thomas served as Senior Vice President in derivative products departments at Smith Barney servicing institutional clients such as New York State Common Fund and the Inter-American Development Bank.  Mr. Thomas graduated from Montclair State University with a B.A. in Marketing & Humanities.  Mr. Thomas serves as a Trustee of The Lincoln Fund. He also was a founding board member of New York Cares and served as a trustee of the WNYC Radio Foundation for 25 years.
In selecting Mr. Thomas as a director nominee, our Nominating and Corporate Governance Committee and Board of Directors considered Mr. Thomas' significant experience in capital markets, financing, investments and marketing.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES ABOVE.

Information about the Preference Director Nominees
Holders of the Company's Preference Shares became entitled to elect two members to the Company's Board of Directors (the “Preference Directors”) after the Company did not declare dividends on Preference Shares for six or more quarterly periods. Holders of record of at least 20% of the voting power of any of the series of Preference Shares may nominate Preference Shares Directors. Each director elected by the holders of the Preference Shares serves for a one-year term and until his successor is duly elected and qualifies, or, if earlier, if and when dividends have been paid (or declared and a sum sufficient for payment thereof set aside) for at least four consecutive dividend periods for the Preference Shares, or the full redemption of the Preference Shares. If there is a vacancy during the term of office of a director elected by the holders of the Preference Shares, such vacancy must be filled by the written consent of the remaining director elected by the holders of the Preference Shares or, if no such director remains in office, by a vote of the holders of record of a majority of the outstanding Preference Shares.
Each of the two Preference Director nominees have consented to serve for the next term. Unless you otherwise indicate, proxies that we receive will be voted in favor of the election of the director nominees.
Paul S. Giordano, 57, is a principal at Enfinite Capital, LLC, a real estate advisory and asset management firm. From 2009 to 2017, Mr. Giordano served as Executive Vice President, General Counsel and Secretary of Ironshore Inc., a global specialty insurance company, where he also served as Chairman of Ironshore's Political Risk, Special Risk & Surety businesses and Chief Executive Officer of Ironshore Surety Holdings, Inc. From 2006 to 2008, Mr. Giordano served as President, Chief Executive Officer and Deputy Chairman of Syncora Holdings Ltd., a New York Stock Exchange listed financial guaranty insurer and reinsurer. From 2004 to 2006, he was Chief Executive Officer of XL Financial Products and Services, a division of XL Capital Ltd. From 1997 to 2004, Mr. Giordano served as Executive Vice President, General Counsel and Secretary of XL Capital Ltd. From 2005 to 2011, Mr. Giordano was a director of Primus Guaranty Ltd., a credit swap business focused on corporate and sovereign credits. Prior to XL Capital Ltd., Mr. Giordano was in private practice at the law firms of Clifford Chance and Cleary, Gottlieb, Steen & Hamilton in New York and London. Mr. Giordano received his B.A. from the University of Missouri-Columbia, and holds an M.A. from Oxford University where he was a Rhodes Scholar and earned his J.D. from Harvard Law School.
Claude LeBlanc, 54, is the President, Chief Executive Officer and a Director at Ambac Financial Group, Inc., a New York Stock Exchange financial services holding company, and President and Chief Executive Officer of Ambac Assurance Corporation, a subsidiary of Ambac Financial Group, Inc., since 2017. From 2010 to 2016, Mr. LeBlanc was Chief Financial Officer and Chief Restructuring Officer of Syncora Holdings Ltd. after joining Syncora in 2006 as Executive Vice President responsible for corporate development activities, strategic development, capital planning and management of key bank and rating agency relationships. Mr. LeBlanc also served as a Special Advisor to the Board of Directors of Syncora Holdings Ltd. and led the successful restructuring of Syncora during the 2008-2009 financial crisis. Before Syncora, Mr. LeBlanc was Senior Vice President of Corporate Development and Strategy and a member of the executive management group for XL Capital Ltd., where he led global corporate development initiatives and oversaw significant capital market transactions.  Prior to joining XL in 2002, he served as Chief Operating Officer and a member of the executive management team for Transworld Network International, a North American telecommunications group where he led corporate development, financial planning and certain business operations. Mr. LeBlanc began his career in 1991 at PricewaterhouseCoopers and later served as Vice President of Financial Advisory Services in 1997 where he advised on mergers and acquisitions, corporate restructurings and complex transactions. Mr. LeBlanc holds a B.A. in Economics from York University, a BComm from the University of Windsor and an M.B.A. from the Schulich School of Business. He is a Chartered Accountant and Certified Public Accountant.

CORPORATE GOVERNANCE
The Board of Directors held six meetings in 2019. Each director attended at least 75% of the aggregate of the total number of meetings held in 2019 of the Board and any committee served. All directors are expected to make every effort to attend the 2020 Annual General Meeting, and each director except for one attended the 2019 Annual General Meeting.
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors within the meaning of the rules of the NASDAQ Capital Market ("NASDAQ") and the New York Stock Exchange.
Please see the section titled “Item 10. Directors, Executive Officers and Corporate Governance” in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019, filed with the SEC on April 29, 2020, for more information about the Company’s corporate governance.
EXECUTIVE OFFICERS
The table below sets forth the names, ages and positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Lawrence F. Metz	47	President and Co-Chief Executive Officer
Patrick J. Haveron	58	Co-Chief Executive Officer and Chief Financial Officer
William T. Jarman	45	Senior Vice President, Chief Actuary and Chief Risk Officer

2019 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus		Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Lawrence F. Metz President and Co-Chief Executive Officer, Maiden Holdings, Ltd.	2019	$725,000	$100,000	(1)	$500,000	(3)	$—	$—	$126,661	(5)	$1,451,661
	2018	$547,913	$250,000	(2)	$1,230,950	(4)	$—	$—	$22,158	(5)	$2,051,021
Patrick J. Haveron Co-Chief Executive Officer and Chief Financial Officer, Maiden Holdings, Ltd.	2019	$697,917	$100,000	(1)	$750,000	(6)	$—	$—	$334,413	(8)	$1,882,330
	2018	$543,600	$250,000	(2)	$665,965	(7)	$—	$—	$284,101	(8)	$1,743,666
William T. Jarman Senior Vice President, Chief Actuary and Chief Risk Officer, Maiden Global Servicing Company, LLC	2019	$423,500	$100,000	(1)	$—		$—	$—	$118,215	(9)	$641,715
	2018	$417,133	$150,000	(2)	$169,400	(10)	$—	$—	$247,044	(9)	$983,577

(1)	Amount shown reflects discretionary cash awards for Executive's performance during that year granted in the second quarter of the following year.
(2)	Amount shown reflects discretionary cash awards for Executive's performance during that year granted in the first quarter of the following year.
(3)
Represents the aggregate grant date fair market value of non-performance based restricted share awards granted to the named executive officer as determined in accordance with Accounting Standards Codification Topic No. 718, "Compensation Stock Discussion," using the assumptions described in Note 14 to the Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 18, 2020. At the discretion of the Compensation Committee on March 20, 2019, Mr. Metz was granted 645,161 restricted shares subject to a two year vesting with one half vested on the first anniversary of the grant date and one half on the second anniversary of the grant date. The restricted shares were awarded with voting and dividend rights. The value of the restricted shares at grant date fair market value for Mr. Metz was $500,000.

(4)
Represents the aggregate grant date fair market value of performance based restricted share unit awards granted to the named executive officer as determined in accordance with Accounting Standards Codification Topic No. 718, "Compensation Stock Discussion," using the assumptions described in Note 15 to the Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 15, 2019. The value of the performance based restricted shares at grant date fair market value in February 2018 was $230,950, but this grant was partially paid out in March 2019 and was retired. At the discretion of the Compensation Committee in August 2018, Mr. Metz was granted 135,135 restricted shares subject to a three year vesting with one third vested on the first anniversary of the grant date, one third on the second anniversary of the grant date and the remaining on the third anniversary of the grant date. The restricted shares were awarded with voting and dividend rights. The value of the restricted shares at grant date fair market value for Mr. Metz was $1,000,000.

(5)
Amount shown reflects costs related to commuting to our office in Bermuda and related lodging expenses, executive life insurance, car allowance, executive physical, paid dividends for unvested restricted shares and Bermuda Social Insurance.

(6)
Represents the aggregate grant date fair market value of non-performance based restricted share awards granted to the named executive officer as determined in accordance with Accounting Standards Codification Topic No. 718, "Compensation Stock Discussion," using the assumptions described in Note 14 to the Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 18, 2020. At the discretion of the Compensation Committee on March 20, 2019, Mr. Haveron was granted 967,742 restricted shares subject to a two year vesting with one half vested on the first anniversary of the grant date and one half on the second anniversary of the grant date. The restricted shares were awarded with voting and dividend rights. The value of the restricted shares at grant date fair market value for Mr. Haveron was $750,000.

(7)
Represents the aggregate grant date fair market value of performance based restricted share unit awards granted to the named executive officer as determined in accordance with Accounting Standards Codification Topic No. 718, "Compensation Stock Discussion," using the assumptions described in Note 15 to the Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 15, 2019. The fair market value of the performance based restricted shares at grant date in February 2018 was $260,000, but this grant was partially paid out in March 2019 and was retired. At the discretion of the Compensation Committee in November 2018, Mr. Haveron was granted 111,836 restricted shares subject to a three year vesting with one third vested on the first anniversary of the grant date, one third on the second anniversary of the grant date and the remaining on the third anniversary of the grant date. The restricted shares were awarded with voting and dividend rights. The value of the restricted shares at grant date fair market value for Mr. Haveron was $405,965.

(8)
Amount shown reflects the costs related to commuting to our office in Bermuda and related lodging expenses, car allowance, tax equalization, executive life insurance, Bermuda Social Insurance and paid dividends for unvested restricted shares.

(9)	Amount shown reflects the costs related to commuting to our office in Bermuda and related lodging expenses, car allowance, executive physical, tax equalization, and executive life insurance.
(10)
Represents the aggregate grant date fair market value of performance based restricted share unit awards granted to the named executive officer as determined in accordance with Accounting Standards Codification Topic No. 718, "Compensation Stock Discussion," using the assumptions described in Note 15 to the Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 15, 2019. The fair market value of the performance based restricted shares at grant date for Mr. Jarman was $169,400. At the discretion of the Board, Mr. Jarman was granted 2,500 restricted shares subject to a two year vesting with 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. The restricted shares were awarded with voting and dividend rights. The fair market value of the restricted shares at grant date for Mr. Jarman was $32,900.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

The following table sets forth the option and stock awards held by the named executive officers as of December 31, 2019:

	Option Awards			Share Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested Unexercised	Market Value of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4)
Lawrence F. Metz	50,000	$7.25	3/4/2020	90,090	$666,667	(2)	21,484	$16,113
				645,161	$500,000	(3)
Patrick J. Haveron	30,000	$7.25	3/4/2020	74,558	$270,643	(2)	23,560	$17,670
				967,742	$750,000	(3)
William T. Jarman	7,500	$9.42	2/22/2022				14,077	$10,558

1.
Under the Plan, 25% of the options will become exercisable on the first anniversary of the grant date, with an additional 6.25% of the options vesting each quarter thereafter based on the executive's continued employment over a four-year period.

2.	These restricted shares were granted with vesting one-third on each respective anniversary of the grant date.

3.	These restricted shares were granted with vesting one-half on each respective anniversary of the grant date.

4.	To calculate the value in this column, the closing price of the Company's stock per NASDAQ on December 31, 2019 of $0.75 was used.

5.
Represents equity incentive plan awards granted to Messrs. Metz, Haveron and Jarman under the Company’s Long Term Incentive Plan (“LTIP”) which was retired at the end of 2018. The grants were vested for settlement on March 20, 2019 based on the pro-rated performance through 2018 and a partial portion of the original target for Messrs. Metz, Haveron and Jarman.

DIRECTOR COMPENSATION FOR 2019
In 2019, we paid an annual retainer of $100,000 to each non-employee director of the Company. We also reimbursed our directors for reasonable expenses they incur in attending meetings of the Board of Directors or any of its committees. Directors may also be eligible in the future for awards under the Plan. Employee directors received no compensation for service on the Board of Directors or any board committee. For his service as Lead Independent Director, Mr. Nigro received an additional annual cash retainer of $20,000.
Starting in fiscal year 2019, the Company has changed its practice of awarding a fixed number of restricted share units to the non-employee directors and instead intends to grant such directors $65,000 worth of compensation in the form of either restricted shares, stock options or cash. For 2019 , the compensation was granted in the form of cash to each director. It is the Company's intention that annually, on or around June 1, each non-employee director will receive a grant of $65,000 worth of compensation which, if non-cash compensation, will vest on the first anniversary of the grant. For his service as Lead Independent Director, Mr. Nigro will receive (in addition to the $20,000 additional annual cash retainer mentioned above) an additional $10,000 worth of compensation, on or around June 1, in the form of either restricted shares, stock options or cash.
Mr. Zyskind has never accepted a retainer, any Board of Directors or committee fees or any options or other equity-based awards for his service as non-executive Chairman of our Board of Directors.
The following table provides the amount of compensation paid to the non-employee directors of the Company for 2019:

Name	Fees Earned or Paid in Cash (1)	Restricted Shares (2)	Total
Barry D. Zyskind	$—	$—	$—
Holly L. Blanchard	5,753	—	5,753
Simcha G. Lyons	165,000	—	165,000
Raymond M. Neff	165,000	—	165,000
Yehuda L. Neuberger	165,000	—	165,000
Steven H. Nigro	195,000	—	195,000
Keith A. Thomas	5,753	—	5,753

(1)
The amounts represent annual cash retainer for board service and, as applicable, retainers for board committee service or service as chairman of a board committee and fees for attendance at board meetings and, as applicable, committee meetings.

(2)	There were no restricted share awards granted to non-employee directors for the fiscal year 2019.
The following table represents the options outstanding at December 31, 2019 for each director:

Name	Grant Date Fair Value	Stock Awards	Options Outstanding at December 31, 2019
Barry D. Zyskind	$—	—	—
Holly L. Blanchard	$—	—	—
Simcha G. Lyons	$—	—	24,000
Raymond M. Neff	$—	—	48,000
Yehuda L. Neuberger	$—	—	48,000
Steven H. Nigro	$—	—	18,000
Keith A. Thomas	$—	—	—
Compensation Committee Interlocks and Insider Participation
Mr. Nigro is the chairman of our Compensation Committee and the other members of our Compensation Committee are Messrs. Neff and Thomas. None of the members of our Compensation Committee has been an officer or employee of the Company or had a relationship during 2019 requiring disclosure under Item 404 of Regulation S-K.
During 2019:

•	None of our directors served as a member of the compensation committee of another entity;

•	None of our executive officers served as a director of another entity; and

•	None of our executive officers served as a member of the compensation committee of another entity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has agreements with the Founding Shareholders of the Company, AmTrust and AmTrust's subsidiaries and National General Holdings Corporation ("NGHC"), and NGHC's subsidiaries. Please see the section titled “Item 13. Certain Relationships and Related Transactions and Director Independence” in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019, filed with the SEC on April 29, 2020, for more information about these relationships and related transactions, as well as the Audit Committee’s review, approval or ratification of transactions with related persons.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
The core objectives of our executive compensation program are to: (i) attract and retain talented executive officers; (ii) further align the financial interests of our executive officers with those of our shareholders; and (iii) compensate our executive officers based on their overall performance. Under this program, we seek to compensate our named executive officers for the achievement of specific annual, long-term and financial goals, certain non-financial goals, and the realization of increased shareholder value.
We are asking our shareholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at our Annual General Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the “Summary Compensation Table” and other related tables and disclosure.”
The say-on-pay vote is advisory and, therefore, not binding; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:
APPOINTMENT OF INDEPENDENT AUDITORS OF MAIDEN HOLDINGS, LTD.
Under Bermuda law, the appointment of our auditors is a decision to be made by the shareholders. Deloitte Ltd. (“Deloitte”) served as the Company's independent registered public accounting firm for each of our 2019 and 2018 fiscal years. On May 18, 2020, Deloitte resigned as the Company’s independent registered public accounting firm.
The change in the Company's independent registered public accounting firm was previously disclosed in the Company's Form 8-K dated May 18, 2020 and as described below:
(a) Resignation of Independent Registered Public Accounting Firm
The audit reports of Deloitte on the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company's fiscal year ended December 31, 2019 and through May 18, 2020, there were:
(i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such year, and
(ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained in the Company's Current Report on Form 8-K filed on May 22, 2020. A copy of Deloitte’s letter, dated May 22, 2020, was filed as an exhibit to such Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
The Audit Committee approved the engagement of Ernst & Young LLP as the Company's independent registered public accounting firm effective as of May 22, 2020. During the Company's fiscal year ended December 31, 2019 and through May 22, 2020, neither the Company, nor anyone on its behalf, have consulted Ernst & Young LLP with respect to:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).
The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm, subject to ratification by the Company’s holders of Common Shares. Therefore, the Audit Committee has recommended that the holders of Common Shares appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. A representative from Ernst & Young LLP will attend the Annual General Meeting virtually.

Audit and Non-Audit Fees
The following table presents the aggregate fees billed for professional services rendered to us by Deloitte Ltd. and BDO USA, LLP for our fiscal years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees (1)	$1,485,500	$2,719,944
Audit-Related Fees (2)	10,891	46,000
Tax Fees (3)	—	62,400
Total (4)(5)	$1,496,391	$2,828,344

(1)
Audit fees relate to professional services rendered in connection with: (i) the integrated audit of our annual financial statements and internal controls over financial reporting; (ii) the reviews of our quarterly consolidated financial statements included in our Form 10-Q quarterly reports and (iii) services performed in connection with filings of registration statements and comfort letters.

(2)	Audit-related fees relate to assurance and related services rendered to us that are not classified as audit fees.

(3)	Tax fees relate to services rendered to us for tax compliance, tax planning and advice.

(4)	Total fees for 2019 consist of Deloitte fees of $1,460,891 and BDO fees of $35,500.

(5)	Total fees for 2018 consist of Deloitte fees of $2,428,344 and BDO fees of $400,000.

Pre-Approval Policies and Procedures of the Audit Committee

We and our Audit Committee are committed to ensuring the independence of our auditors, both in fact and in appearance.
Pursuant to its charter, the Audit Committee pre-approves all audit and permitted non-audit services, including engagement fees and terms thereof, to be performed for us by the independent auditors, subject to the exceptions for certain non-audit services approved by the Audit Committee prior to the completion of the audit in accordance with Section 10A of the Securities Exchange Act of 1934, as amended. The Audit Committee must also pre-approve all internal control-related services to be provided by the independent auditors. The Audit Committee will generally pre-approve a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to a specified cost level. Any material service not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, must be separately pre-approved by the Audit Committee.
The Audit Committee may form and delegate to a subcommittee consisting of one or more members (provided that such person(s) are independent directors) its authority to grant pre-approvals of audit, permitted non-audit services and internal control-related services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee pre-approved all fees in the period from January 1, 2019 through December 31, 2019.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

ADDITIONAL MATTERS
Shareholders' Proposals for the 2021 Annual General Meeting
A proposal by a shareholder intended for inclusion in our proxy materials for the 2021 Annual General Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by our Corporate Secretary, Ideation House, 2nd Floor, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on or before December 7, 2020 in order to be considered for such inclusion. Shareholder proposals intended to be submitted at the 2021 Annual General Meeting of Shareholders outside the framework of Rule 14a-8 must be received on or before February 26, 2021 to be considered timely under Rule 14a-4(c)(1). If we do not receive notice of the matter by the applicable date, the proxy holders will vote on the matter, if properly presented at the Meeting, in their discretion.
Annual Report and Financial Statements
A copy of our Annual Report for the fiscal year ended December 31, 2019, including audited financial statements set forth therein, is being sent to all our shareholders with this Notice of Annual General Meeting of Shareholders and Proxy Statement on or about July 6, 2020.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

MAIDEN HOLDINGS, LTD.

August 4, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.astproxyportal.com/ast/15472/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20933000000000000000 0 080420

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES IN PROPOSAL 1; AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors of Maiden Holdings, Ltd.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
Maiden Holdings, Ltd. (1-9)

- ○ (1) Barry D. Zyskind
- ○ (2) Holly L. Blanchard
- ○ (3) Patrick J. Haveron
- ○ (4) Simcha G. Lyons
- ○ (5) Lawrence F. Metz
- ○ (6) Raymond M. Neff
- ○ (7) Yehuda L. Neuberger
- ○ (8) Steven H. Nigro
- ○ (9) Keith A. Thomas

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. A non-binding advisory resolution to approve the compensation of certain executive officers; and	☐	☐	☐
3. Appointment of Ernst & Young LLP as Maiden Holdings, Ltd.'s independent registered public accounting firm for the 2020 fiscal year.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting and any adjournment, postponement or continuation thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY

MAIDEN HOLDINGS, LTD.

Annual General Meeting of Shareholders to be held August 4, 2020

This proxy is solicited on behalf of the Board of Directors

You are encouraged to specify your choices by marking the appropriate boxes. Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted (1) "FOR" the election of the nine directors of Maiden Holdings, Ltd. (the "Company") to serve until the 2021 Annual General Meeting; (2) "FOR" a non-binding advisory resolution to approve the compensation of certain executive officers; and (3) "FOR" the appointment of Ernst & Young LLP as the independent registered public accounting firm for the 2020 fiscal year of the Company.

The undersigned hereby appoints each of Lawrence F. Metz and Patrick J. Haveron as proxies of the undersigned, with full power of substitution, to vote all of the common shares of the Company that the undersigned may be entitled to vote at the Annual General Meeting to be held as a virtual meeting via webcast, on August 4, 2020 at 9:00 a.m. (Eastern Daylight Time), and at any adjournment, postponement or continuation thereof; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

Please date, sign and promptly mail in the self-addressed return envelope. Please indicate, following your signature, if you are signing in a representative capacity. If shares are held jointly, both owners must sign.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

MAIDEN HOLDINGS, LTD.

August 4, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.astproxyportal.com/ast/15472/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20200000000000000000 6 080420

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Preference Directors of Maiden Holdings, Ltd.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
Maiden Holdings, Ltd. (1-2)
○ (1) Paul S. Giordano
○ (2) Claude LeBlanc

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting and any adjournment, postponement or continuation thereof.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY

MAIDEN HOLDINGS, LTD.

Annual General Meeting of Shareholders to be held August 4, 2020

This proxy is solicited on behalf of the Board of Directors

You are encouraged to specify your choices by marking the appropriate boxes. Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted (1) "FOR" the election of the two Preference Directors of Maiden Holdings, Ltd. (the "Company") to serve until the 2021 Annual General Meeting or, if earlier, if and when dividends have been paid (or declared and a sum sufficient for payment thereof set aside) for at least four consecutive dividend periods for the Preference Shares, or the full redemption of the Preference Shares.

The undersigned hereby appoints each of Lawrence F. Metz and Patrick J. Haveron as proxies of the undersigned, with full power of substitution, to vote all of the Preference Shares of the Company that the undersigned may be entitled to vote at the Annual General Meeting to be held as a virtual meeting via webcast, on August 4, 2020 at 9:00 a.m. (Eastern Daylight Time), and at any adjournment, postponement or continuation thereof; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

Please date, sign and promptly mail in the self-addressed return envelope. Please indicate, following your signature, if you are signing in a representative capacity. If shares are held jointly, both owners must sign.

(Continued and to be signed on the reverse side)

1.1 14475